Exhibit 10.25

SIXTH AMENDMENT TO THE LOAN AND SECURITY AGREEMENT

        Sixth Amendment dated as of September 1, 2000 (this “Amendment”) to the Loan and Security Agreement dated as of December 31, 1997 (as amended and modified, the “Loan Agreement”), among GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation (“Lender”) and KNOGO NORTH AMERICA INC., a Delaware corporation (“Borrower”) and the other Credit Parties executing this Amendment.

WITNESSETH:

        WHEREAS, Borrower has requested that Lender amend the Loan Agreement to provide additional financial accommodations to Borrower in anticipation of the closing of the transactions contemplated by the Securities Purchase Agreement.

        WHEREAS, Lender is willing to so amend the Loan Agreement on the terms and conditions set forth herein;

        NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties do hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement and do hereby further agree as follows:

STATEMENT OF TERMS

         1.        Amendment to Loan Agreement.    Subject to the satisfaction of conditions precedent set forth in Section 3 of this Amendment, each Credit Party and Lender agree to amend the Loan Agreement as follows:

(a)	Schedule A is amended by amending the following defined term in its entirety to provide as follows:

“Special Advance Amount” shall mean (a) for the period commencing on the Fourth Amendment Effective Date and ending on the earlier of (i) December 31, 2000 or (ii) the date on which Securities Purchase Agreement is terminated or the transactions contemplated by the Securities Purchase Agreement are abandoned for any reason, the lesser of (i) $500,000 or (ii) 50% of the value (as determined by Lender) of Eligible Unbilled Accounts of Borrower and Video and (b) at all other times, $0.”

(b)	The Transaction Summary is amended to reflect the changes made in this Amendment.

         2.        Representations and Warranties.    To Induce Lender to enter into this Amendment, each Credit Party hereto hereby warrants, represents and covenants to Lender that; (a) each representation and warranty of the Credit Parties set forth in the Loan Agreement is hereby restated and reaffirmed as true and correct an and as of the date hereof after giving affect to this Amendment as if such representation or warranty were made on and as of the date hereof (except to the extent that any such representation or warranty expressly relates to a prior specific date or period in which case it is true and correct as of such prior date or period), and no Default or Event of Default has occurred and Is continuing as of this date under the Loan Agreement after giving effect to this Amendment; and (b) each Credit Party hereto has the power and is duly authorized to enter into, deliver and perform this Amendment, and this Amendment is the legal, valid and binding obligation of such Credit Party enforceable against it in accordance with its terms.

         3.        Conditions Precedent to Effectiveness of this Agreement.    The effectiveness of this Amendment is subject to the fulfillment of the following conditions precedent:

(a)	Lender shall have received in form and substance satisfactory to it, one or more counterparts of this Amendment duly executed and delivered by the Credit Parties hereto;

(b)	Any and all guarantors of the Obligations shall have consented to the execution, delivery and performance of this Amendment and all of the transactions contemplated hereby by signing one or more counterparts of this Amendment in the appropriate space indicated below and returning same to Lender; and

(c)	Borrower shall have paid to Lender an amendment fee in the amount of $5,000 which shall be charged to Borrowers loan account on the date of this Amendment together with all of Lenders legal fees, costs and expenses incurred in connection With the preparation, negotiation, execution and delivery of this Amendment.

         4.        Continuing Effect of Loan Agreement.    Except as expressly amended and modified hereby, the provisions of the Loan Agreement, and the Liens granted thereunder, are and shall remain in full force and effect and the waiver set forth herein shall be limited precisely as drafted and shall not constitute a waiver of any other provisions of the Loan Agreement.

         5.        Counterparts.     This Amendment may be executed in multiple counterparts each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

         6.        Governing Law.     THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year specified at the beginning hereof.

KNOGO NORTH AMERICA INC., as Borrower By: Name: Peter J. Mundy Title: V.P. - CFO

SENTRY TECHNOLOGY CORPORATION, as Credit Party By: Name: Peter J. Mundy Title: V.P. - CFO

VIDEO SENTRY CORPORATION, as Credit Party By: Name: Peter J. Mundy Title: V.P. - CFO

KNOGO CARIBE, INC., as Credit Party By: Name: Peter J. Mundy Title: V.P. - Treasurer

GENERAL ELECTRIC CAPITAL CORPORATION, as Lender By: Name: Title: Duly Authorized Signatory

CONSENT Of GUARANTORS

        Each of the undersigned guarantors does hereby consent to the execution, delivery and performance of the within and foregoing Amendment and confirms the continuing effect of such guarantors guarantee of the Obligations after giving effect to the foregoing Amendment.

        IN WITNESS WHEREOF, each of the undersigned guarantors has executed this Consent to Guarantors as of the day and year first above set forth.

GUARANTORS:

SENTRY TECHNOLOGY CORPORATION By: Name: Peter J. Mundy Title: V.P. - CFO

VIDEO SENTRY CORPORATION By: Name: Peter J. Mundy Title: V.P. - CFO

KNOGO CARIBE, INC. By: Name: Peter J. Mundy Title: V.P. - Treasurer

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year specified at the beginning hereof.

KNOGO NORTH AMERICA INC., as Borrower By: Name: Peter J. Mundy Title: V.P. - CFO

SENTRY TECHNOLOGY CORPORATION, as Credit Party By: Name: Peter J. Mundy Title: V.P. - CFO

VIDEO SENTRY CORPORATION, as Credit Party By: Name: Peter J. Mundy Title: V.P. - CFO

KNOGO CARIBE, INC., as Credit Party By: Name: Peter J. Mundy Title: V.P. - Treasurer

GENERAL ELECTRIC CAPITAL CORPORATION, as Lender By: Name: Title: Duly Authorized Signatory